Exhibit 10.2

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 25, 2026 to be effective as of the Third Amendment Effective Date (as defined in the Credit Agreement as amended by this Amendment), is by and among HIGHPEAK ENERGY, INC., a Delaware corporation (“Borrower”), the Guarantors party hereto, TEXAS CAPITAL BANK, as administrative agent (in such capacity, “Administrative Agent”), CHAMBERS ENERGY MANAGEMENT, LP, as collateral agent (in such capacity, “Collateral Agent”), and the several banks and other financial institutions party hereto (each a “Lender”).

WHEREAS, Borrower, the Administrative Agent, the Collateral Agent and certain Lenders party hereto are parties to that certain Credit Agreement, dated as of September 12, 2023 (as amended by that certain Master Assignment and First Amendment to Credit Agreement, dated as of August 1, 2025, that certain Second Amendment to Credit Agreement, dated as of March 5, 2026 to be effective December 30, 2025, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, Borrower has requested, subject to the terms and on the conditions hereof, that certain terms of the Credit Agreement be amended as set forth herein; and

WHEREAS, the Lenders party hereto (representing Required Lenders) hereby consent and agree in accordance with Section 9.1 of the Credit Agreement to the amendments to the Credit Agreement described below.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Defined Terms. Capitalized terms used but not defined in this Amendment shall have the respective meanings ascribed to such terms in the Credit Agreement. The principles of interpretation set forth in Sections 1.2 and 1.3 of the Credit Agreement shall apply to the provisions of this Amendment.

2.           Amendments to Credit Agreement.

In reliance on the representations and warranties set forth in Section 3 below and subject to the satisfaction of the conditions set forth in Section 4 below, each of Borrower, the Administrative Agent, the Collateral Agent and the undersigned Lenders agree to the following amendments to the Credit Agreement, each to be deemed effective as of the Third Amendment Effective Date (as defined in the Credit Agreement as amended by this Amendment):

(a)    Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following defined terms contained therein in their entirety as follows:

“Agreement” means this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.

(b)    Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms therein in appropriate alphabetical order as follows:

“Third Amendment” means that certain Third Amendment to Credit Agreement, dated as of June 25, 2026, by and among Borrower, the Administrative Agent, the Collateral Agent and the Lenders and other parties party thereto.

“Third Amendment Effective Date” means June 25, 2026.

(c)    Section 6.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

6.1         Financial Condition Covenants. Permit, as of the last day of any fiscal quarter of Borrower:

(a)    the Asset Coverage Ratio to be less than (i) for the fiscal quarters ending December 31, 2025 and March 31, 2026, 1.00 to 1.00; (ii) for the fiscal quarter ending June 30, 2026, 1.25 to 1.00; and (iii) beginning with the fiscal quarter ending September 30, 2026 and for each fiscal quarter thereafter, 1.50 to 1.00; or

(b)    the Total Net Leverage Ratio to exceed (i) for the fiscal quarters ending December 31, 2025 and March 31, 2026, 2.50 to 1.00; (ii) for the fiscal quarter ending June 30, 2026, 2.25 to 1.00 and (iii) beginning with the fiscal quarter ending September 30, 2026 and for each fiscal quarter thereafter, 2.00 to 1.00.

3.           Representations and Warranties of the Loan Parties. Each Loan Party, as applicable, represents and warrants as of the date hereof to the Administrative Agent, Collateral Agent and each Lender that:

(a)    Each Loan Party (i) has the corporate, company or partnership power and authority, as applicable, and the legal right, to make, deliver and perform this Amendment and (ii) has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment;

(b)    No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required to be obtained by any Loan Party in connection with the execution, delivery, performance, validity or enforceability of this Amendment;

(c)    This Amendment and each Loan Document delivered in connection therewith (i) has been duly executed and delivered on behalf of each Loan Party that is a party thereto and (ii) constitutes a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(d)    The execution, delivery and performance of this Amendment shall not result in a violation by any Loan Party of any Requirement of Law or any Contractual Obligation of Borrower and shall not result in, or require, the creation or imposition of any Lien on any of its Properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents);

(e)    After giving effect to the amendments set forth herein, the representations and warranties of each Loan Party contained in the Loan Documents are true and accurate in all material respects as of the date hereof with the same force and effect as if such had been made on and as of the date hereof, except for such representations and warranties (i) made as of an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date or (ii) qualified by materiality, in which case such representations and warranties are true in all respects;

(f)    Each of the Loan Parties are in compliance in all material respects with all terms and provisions set forth in the Loan Documents to which it is a party; and

(g)    No Default or Event of Default has occurred and is continuing.

4.        Conditions Precedent to Effectiveness. The closing of this Amendment is subject to the satisfaction of the following conditions precedent at which time the amendments set forth herein shall become operative:

(a)    The Agents shall have received this Amendment duly executed and delivered by a Responsible Officer of each Loan Party and the Required Lenders;

(b)    Borrower shall have paid, or caused to be paid the outstanding fees and expenses of Latham & Watkins LLP, counsel for the Collateral Agent, and Winstead PC, counsel for the Administrative Agent;

(c)    The Agents shall have received a certificate from a Responsible Officer of the Borrower, in form and substance reasonably acceptable to the Administrative Agent, confirming compliance with the conditions precedent set forth in Sections 4(d), (e) and (f) below;

(d)    Since the December 30, 2025, no Material Adverse Effect shall have occurred and be continuing;

(e)    After giving effect to the amendments set forth herein, the representations and warranties of the Loan Parties contained in the Loan Documents are true and accurate in all material respects as of the date hereof with the same force and effect as if such had been made on and as of the date hereof; and

(f)    After giving effect to the amendments set forth herein, no Default or Event of Default shall have occurred and be continuing on the date hereof or shall occur as a result hereof.

The foregoing shall be conclusively deemed to be satisfied upon execution and delivery of this Amendment by each party hereto.

5.           Loan Documents.

(a)    This Amendment shall constitute a Loan Document, as such term is defined in the Credit Agreement, and the Credit Agreement shall constitute such agreement as amended by this Amendment;

(b)    This Amendment is not intended to nor shall it be construed to create a novation or accord and satisfaction with respect to any of the Obligations; and

(c)    Each of the Loan Parties hereby reaffirms its respective obligations under each of the Loan Documents, as the same are amended hereby, and agrees and acknowledges that each such Loan Document, and all of such obligations thereunder, remains in full force and effect after giving effect to this Amendment.

6.           Counterparts.

This Amendment may be executed by one or more parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by electronic transmission (including via e-mail in portable document format (.pdf) or facsimile transmission) shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with Borrower and the Administrative Agent.

7.          Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.           Integration. This Amendment and the other Loan Documents represent the entire agreement of the Borrower, the Administrative Agent, the Collateral Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Collateral Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

9.       GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT (INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

10.         Survival. The representations and warranties contained in Section 3 of this Amendment shall survive the execution and delivery of this Amendment and the effectiveness of the amendments set forth herein.

11.         Ratification; No Other Amendments; No Waiver.

(a)    Except as expressly amended or otherwise modified hereby, the Credit Agreement and each other Loan Document (in each case, as amended or otherwise modified hereby or in connection herewith) are each hereby ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the respective terms thereof. Other than as otherwise expressly provided herein, this Amendment shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege or remedy of any Lender, any Agent or any other Indemnitee under the Credit Agreement or any of the other Loan Documents (in each case, as amended or otherwise modified hereby or in connection herewith), nor shall the entering into of this Amendment preclude any such Person from refusing to enter into any further amendments with respect to the Credit Agreement or any of the other Loan Documents. Other than as expressly provided herein, this Amendment shall not constitute a waiver of compliance with any covenant or other provision in the Agreement or any other Loan Document or of the occurrence or continuance of any present or future Default or Event of Default.

(b)    To induce the Lenders, the Administrative Agent, and the Collateral Agent to enter into this Amendment, each Loan Party hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein and any guarantee provided by it therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to this Amendment), and without limiting the foregoing, acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment.

12.       Costs; Expenses. Subject to and in accordance with Section 9.5 of the Credit Agreement, regardless of whether the transactions contemplated by this Amendment are consummated, Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent or Collateral Agent, as applicable, incurred in connection with the development, preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements and other charges of counsel and consultants to the Administrative Agent or Collateral Agent, as applicable.

13.         Headings. The section headings contained in this Amendment are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Amendment.

14.         Amendments. This Amendment may not be amended or modified except in the manner specified in Section 9.1 of the Credit Agreement for an amendment of or modification to the Credit Agreement.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

BORROWER:

HIGHPEAK ENERGY, INC.

By:	/s/ Steven W. Tholen
	Name:	Steven W. Tholen
	Title:	Chief Financial Officer

GUARANTORS:

HIGHPEAK ENERGY HOLDINGS, LLC

By:	/s/ Steven W. Tholen
	Name:	Steven W. Tholen
	Title:	Chief Financial Officer

LAZY JJ PROPERTIES, LLC

By:	/s/ Steven W. Tholen
	Name:	Steven W. Tholen
	Title:	Chief Financial Officer

HIGHPEAK ENERGY ACQUISITION CORP.

By:	/s/ Steven W. Tholen
	Name:	Steven W. Tholen
	Title:	Chief Financial Officer

HIGHPEAK ENERGY ASSETS, LLC

By:	/s/ Steven W. Tholen
	Name:	Steven W. Tholen
	Title:	Chief Financial Officer

HIGHPEAK ENERGY EMPLOYEES, INC.

By:	/s/ Steven W. Tholen
	Name:	Steven W. Tholen
	Title:	Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement]

ADMINISTRATIVE AGENT: TEXAS CAPITAL BANK

By:	/s/ Connor O’Reilly
Name: Connor O’Reilly
Title: Vice President

[Signature Page to Third Amendment to Credit Agreement]

COLLATERAL AGENT: CHAMBERS ENERGY MANAGEMENT, LP

By:	/s/ J. Robert Chambers
	Name:	J. Robert Chambers
	Title:	President and CEO

[Signature Page to Third Amendment to Credit Agreement]

[LENDER SIGNATURES ON FILE WITH ADMINISTRATIVE AGENT]

[Signature Page to Third Amendment to Credit Agreement]